UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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COLISEUM ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF COLISEUM ACQUISITION CORP.

1180 North Town Center Drive
Suite 100
Las Vegas, NV 89144

Dear Coliseum Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), which will be held on December 23, 2024, at 9:00 a.m., New York Time (the “Extraordinary General Meeting”), at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals set forth herein.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

·	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles”) as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from December 25, 2024 (the “Termination Date”) to December 31, 2024 (as extended, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date up to two (2) times for an additional one (1) month each time, until up to February 28, 2025 (each, an “Additional Extended Date”, and such period in its entirety, from the initial public offering until the final Additional Extended Date, the “Combination Period”), only if Berto LLC (the “New Sponsor”) or its affiliate or designee would deposit (the “New Contribution”) into the trust account established in connection with the Company’s initial public offering (the “Trust Account”), as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date. This proposal is referred to as the “Extension Amendment Proposal” and the amendment to the Articles is referred to as the “New Extension”;

·	Proposal No. 2 – The Dissolution Expenses Amendment Proposal – To approve, as a special resolution, the amendment to the Articles as provided by the resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Dissolution Expenses Amendment”) to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date. This proposal is referred to as the “Dissolution Expenses Amendment Proposal”;

·	Proposal No. 3 – The Trust Amendment Proposal – to approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, as provided in Annex B to the accompanying proxy statement, the amendment to the Investment Management Trust Agreement, dated June 22, 2021, as amended on June 21, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to reflect the Dissolution Expenses Amendment; provided that such amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date. This proposal is referred to as the “Trust Amendment Proposal”; and

·	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension. This proposal is referred to as the “Adjournment Proposal”.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal (collectively, the “Proposals”) is cross-conditioned on the approval of each other Proposal. Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to carefully read each of the Proposals in the accompanying proxy statement before you vote.

As previously disclosed, on June 25, 2024, the Company entered into the Business Combination Agreement (as amended on August 22, 2024, and as it may be further amended or restated from time to time, the “Business Combination Agreement”) with Rain Enhancement Technologies, Inc., a Massachusetts corporation (“RET”), Rain Enhancement Technologies Holdco, Inc., a Massachusetts corporation (“Holdco”), and the other parties thereto. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on June 26, 2024 and August 23, 2024 and the Registration Statement on Form S-4 (file No. 333-283425) initially filed by Holdco and RET on November 25, 2024 and declared effective by the Securities and Exchange Commission on December 10, 2024, and the definitive proxy statement/prospectus filed by Holdco, RET, and the Company on December 10, 2024.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Termination Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination. Accordingly, our Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the New Extension.

The Company’s prospectus for its initial public offering (“IPO”) and its Articles initially provided that the Company had until June 25, 2023 to complete an initial business combination. On June 22, 2023, the Company’s shareholders approved an amendment of the Company’s Articles to extend (the “First Extension”) the date by which the Company had to consummate a business combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if Coliseum Acquisition Sponsor LLC, the Company’s previous sponsor (the “Previous Sponsor”) or its designee would deposit (the “First Extension Contribution”) into the Trust Account, as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Class A ordinary share, par value $0.001 per share, issued as part of the units sold in the IPO (the “Units”, and with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”) multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the First Extension, for each month of the First Extension elected by the Board. The Company’s shareholders approved the First Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor and Mr. You acquired 70% of the shares and warrants of the Company held by the Previous Sponsor, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the First Extension. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, the Board approved a monthly extension of the Combination Period and the New Sponsor made a First Extension Contribution of $100,000 to the Company for each such monthly extension.

On November 27, 2023, the Company held an extraordinary general meeting in lieu of annual general meeting (the “November Meeting”). At the November Meeting, shareholders voted on and approved three proposals: (i) an amendment to the Articles to extend (the “Second Extension”) the date by which the Company had to consummate an initial business combination to June 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such period for an additional three months, until up to September 25, 2024, without requiring the New Sponsor to make any First Extension Contributions into the Trust Account, (ii) an amendment to the Articles to permit the Board, in its sole discretion, to elect to wind up the Company’s operations prior to the end of the Combination Period, as determined by the Board and included in a public announcement, and (iii) the re-election of Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified. The Company’s shareholders approved the Second Extension on November 27, 2023 and an aggregate of 3,001,840 Public Shares were validly tendered for redemption, leaving an aggregate of 2,876,361 Public Shares outstanding. On June 20, 2024, the Board elected to extend the Company’s liquidation date to September 25, 2024 pursuant to the Second Extension.

On September 20, 2024, the Company held a further extraordinary general meeting, which was later adjourned to September 24, 2024 (the “September Meeting”). At the September Meeting, shareholders voted to amend the Company’s Articles to extend (the “Third Extension”) the Combination Period to October 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such date up to two times for an additional one month each time, until up to December 25, 2024, provided that the New Sponsor or its affiliate or designee would deposit into the Trust Account, as a loan, one business day following the public announcement by the Company disclosing that the Board has approved the monthly extension, with respect to each such additional extension, the lesser of (x) $50,000 and (y) $0.04 multiplied by the number of Public Shares then outstanding, up to a maximum aggregate contribution amount of $150,000 if all monthly extensions were exercised (the “Third Extension Contribution”). On each of September 25, 2024, October 25, 2024, and November 25, 2024, the Board approved a monthly extension of the Combination Period and the New Sponsor made a Third Extension Contribution of $50,000 each month, for an aggregate amount of $150,000, to extend the Combination Period through December 25, 2024. Accordingly, the current Termination Date is December 25, 2024.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (the “Public Shareholders”) as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

Approval of the Extension Amendment Proposal is a condition to the implementation of the New Extension. If the Extension Amendment Proposal is approved and the New Extension is implemented, the New Sponsor or its affiliate or designee would deposit into the Trust Account as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000. For so long as the Business Combination Agreement has not been terminated in accordance with its terms and the Business Combination with RET has not been consummated, our Board intends to extend the Extended Date for the next calendar month.

In connection with the First Extension, the Company entered into a convertible promissory note with the New Sponsor on June 22, 2023, whereby the New Sponsor will loan to us up to $1.5 million (the “Note”). The Company has drawn $650,000 under the Note, and may make additional drawdowns to fund the New Contributions if the Extension Amendment Proposal is approved and the New Extension is implemented. The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial business combination by the end of the Combination Period, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon the consummation of the Company’s initial business combination, the outstanding principal of the Note may be converted into warrants of the post-business combination entity, at a price of $1.50 per warrant, in lieu of repayment in cash, at the option of the New Sponsor.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension.

The Company’s securities are listed on The Nasdaq Capital Market (“Nasdaq”). Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, was June 22, 2024. On June 25, 2024, the Company received a notice from the staff of the Listing Qualifications Department of Nasdaq indicating that the Company was not in compliance with Nasdaq IM-5101-2 and that, unless the Company timely requested a hearing to appeal the delisting, the Company’s securities would be subject to suspension and delisting. The Company requested a hearing and the hearing was held on August 8, 2024. On August 14, 2024, the Nasdaq Hearings Panel notified the Company that it granted the Company’s request for continued listing on Nasdaq and an exception to Nasdaq IM-5101-2. Specifically, the Company was granted 180 days from the date of the delisting notice, or until December 23, 2024, to complete the Business Combination with RET, provided that the Company provides the Nasdaq Hearings Panel with certain progress updates relating to the status of the Business Combination with RET. Notwithstanding shareholder approval of the New Extension, if the Company does not complete the Business Combination with RET by December 23, 2024, its securities may be delisted from Nasdaq. In such event, the Company intends to have its securities quoted on the OTC Markets Group Inc. (the “OTC”). For more information see “Risk Factors — The Articles contravene Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

You are not being asked to vote on the Business Combination with RET at this time. If the New Extension is implemented and you do not elect to redeem your Public Shares in connection herewith, you will retain the right to vote on the Business Combination with RET when it is submitted to the Public Shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination with RET) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Business Combination with RET is approved and completed or in the event the Company has not consummated the Business Combination with RET by the Extended Date or the Additional Extended Date, as applicable.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.36 per share, based on the amounts held in the Trust Account as of November 26, 2024); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased.

If the Proposals are approved and the Articles amendments are implemented, Public Shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote for or against the Proposals, or do not vote at all, and regardless of whether they hold their shares on the Record Date (as defined below) established for the Extraordinary General Meeting. If the New Extension is implemented, the remaining Public Shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of the Business Combination with RET, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination with RET by the Extended Date or Additional Extended Date, as applicable.

On November 26, 2024, the Record Date, the redemption price per Public Share was approximately $11.36 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $20.3 million as of November 26, 2024 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on November 26, 2024 was $11.20. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.16 more than if such shareholder sold the Public Shares in the open market. The Company cannot assure its Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its Public Shareholders to determine whether to keep their investments for an additional period of time if the Company does not complete the Business Combination with RET on or before the Termination Date.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Class A ordinary shares, par value $0.001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Ordinary Shares voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

As of the date of this proxy statement, the Sponsor Affiliate and Previous Sponsor collectively hold approximately 68% of the Company’s outstanding Ordinary Shares. Accordingly, such persons will be able to approve each of the Proposals even if no other shares are voted in favor of such proposals. The Board has fixed the close of business on November 26, 2024 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting regardless of whether or not they vote at the Extraordinary General Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are in the best interests of the Company and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such Proposals.

Under the Articles, no other business may be transacted at the Extraordinary General Meeting.

The Company’s directors and officers and others have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of our securities. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the New Sponsor and the Company’s Officers and Directors” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Coliseum Acquisition Corp.

/s/ Harry L. You
Harry L. You
Chairman of the Board
December 13, 2024

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Ordinary Shares voting together as a single class. The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Proposals. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on December 23, 2024: This notice of meeting and the accompanying proxy statement are being made available on or about December 13, 2024 at www.cstproxy.com/coliseumacq/ext2024.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON DECEMBER 19, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF COLISEUM ACQUISITION CORP.
TO BE HELD ON DECEMBER 23, 2024

To the Shareholders of Coliseum Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of the shareholders of Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), will be held on December 23, 2024, at 9:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020, or at such other time, or on such other date and at such other place to which the meeting may be adjourned. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals (unless the Company determines that it is not necessary to hold the Extraordinary General Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated December 13, 2024 and is first being mailed to shareholders on or about that date:

·	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum of Association and Articles of Association (as may be amended from time to time, together, the “Articles”) as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement, to extend the date by which it has to consummate a business combination from December 25, 2024 (the “Termination Date”) to December 31, 2024 (as extended, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date up to two (2) times for an additional one (1) month each time, until up to February 28, 2025 (each, an “Additional Extended Date”, and such period in its entirety, from the initial public offering until the final Additional Extended Date, the “Combination Period”), only if Berto LLC the (“New Sponsor ”) or its affiliate or designee would deposit (the “New Contribution”) into the trust account established in connection with the Company’s initial public offering (the “Trust Account”), as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date. This proposal is referred to as the “Extension Amendment Proposal ” and the amendment to the Articles is referred to as the “New Extension”;

The text of the special resolution is as follows:

“RESOLVED, as a special resolution, that the text of Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

“The Company has until December 25, 2024 to consummate a Business Combination; provided, however, that the Company has the right, by resolution of the Board of Directors, to extend the time it has to consummate a Business Combination (the “Combination Period”) from December 25, 2024 to December 31, 2024, and to further extend such date up to two times for an additional one month each time, until up to February 28, 2025 (the “Termination Date”) only if the New Sponsor or its affiliate or designee would deposit into the Trust Account, as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500 and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000. The Board has the sole discretion whether to extend the Combination Period to the Additional Extended Date. In the event that the Company has not consummated a Business Combination on or before the Termination Date and determines not to extend the Combination Period, or the if the Company does extend the Combination Period to the maximum possible Termination Date and the Company does not consummate a Business Combination before such Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but not more than ten (10) Business Days after the Termination Date, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”;

provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.”

·	Proposal No. 2 – The Dissolution Expenses Amendment Proposal – To approve, as a special resolution, the amendment to the Articles as provided by the resolution in the form set forth in Annex A to the accompanying proxy statement (the “Dissolution Expenses Amendment”) to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date. This proposal is referred to as the “Dissolution Expenses Amendment Proposal”;

The text of the special resolution is as follows:

“RESOLVED, as a special resolution, that the text of the following definitions in Article 1.1 of the Articles be deleted in its entirety and replaced by the following:

“Per-Share Redemption Price means:

(a)       with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned on the funds in the Trust Account divided by the number of then issued and outstanding Public Shares;”

“Trust Account means the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations.”

The text of Article 36.10 of the Articles be deleted in its entirety and replaced by the following:

“Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter's over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 36. Neither the Company nor any Officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 36, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.”;

provided that such Articles amendments would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

·	Proposal No. 3 – The Trust Amendment Proposal – to approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, as provided in Annex B to the accompanying proxy statement, the amendment to the Investment Management Trust Agreement, dated June 22, 2021, as amended on June 21, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to reflect the Dissolution Expenses Amendment; provided that such amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date. This proposal is referred to as the “Trust Amendment Proposal”; and

·	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension. This proposal is referred to as the “Adjournment Proposal”.

The text of the ordinary resolution is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension be confirmed, adopted, approved and ratified in all respects.”

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal (collectively, the “Proposals”) is cross-conditioned on the approval of each other Proposal.

As previously disclosed, on June 25, 2024, the Company entered into the Business Combination Agreement (as amended on August 22, 2024, and as it may be further amended or restated from time to time, the “Business Combination Agreement”) with Rain Enhancement Technologies, Inc., a Massachusetts corporation (“RET”), Rain Enhancement Technologies Holdco, Inc., a Massachusetts corporation (“Holdco”), and the other parties thereto. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on June 26, 2024 and August 23, 2024 and the Registration Statement on Form S-4 (file No. 333-283425) initially filed by Holdco and RET on November 25, 2024 and declared effective by the Securities and Exchange Commission on December 10, 2024, and the definitive proxy statement/prospectus filed by Holdco, RET, and the Company on December 10, 2024.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Termination Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination. Accordingly, our Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the New Extension.

The Company’s prospectus for its initial public offering (“IPO”) and its Articles initially provided that the Company had until June 25, 2023 to complete an initial business combination. On June 22, 2023, the Company’s shareholders approved an amendment of the Company’s Articles to extend (the “First Extension”) the date by which the Company had to consummate a business combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if Coliseum Acquisition Sponsor LLC, the Company’s previous sponsor (the “Previous Sponsor”) or its designee would deposit (the “First Extension Contribution”) into the Trust Account, as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Class A ordinary share, par value $0.001 per share, issued as part of the units sold in the IPO (the “Units”, and with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”) multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the First Extension, for each month of the First Extension elected by the Board. The Company’s shareholders approved the First Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor and Mr. You acquired 70% of the shares and warrants of the Company held by the Previous Sponsor, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the First Extension. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, Board approved a monthly extension of the Combination Period and the New Sponsor made a First Extension Contribution of $100,000 to the Company for each such monthly extension.

On November 27, 2023, the Company held an extraordinary general meeting in lieu of annual general meeting (the “November Meeting”). At the November Meeting, shareholders voted on and approved three proposals: (i) an amendment to the Articles to extend (the “Second Extension”) the date by which the Company had to consummate an initial business combination to June 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such period for an additional three months, until up to September 25, 2024, without requiring the New Sponsor to make any First Extension Contributions into the Trust Account, (ii) an amendment to the Articles to permit the Board, in its sole discretion, to elect to wind up the Company’s operations prior to the end of the Combination Period, as determined by the Board and included in a public announcement, and (iii) the re-election of Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified The Company’s shareholders approved the Second Extension on November 27, 2023 and an aggregate of 3,001,840 Public Shares were validly tendered for redemption, leaving an aggregate of 2,876,361 Public Shares outstanding. On June 20, 2024, the Board elected to extend the Company’s liquidation date to September 25, 2024 pursuant to the Second Extension.

On September 20, 2024, the Company held a further extraordinary general meeting, which was later adjourned to September 24, 2024 (the “September Meeting”). At the September Meeting, shareholders voted to amend the Company’s Articles to extend (the “Third Extension”) the Combination Period to October 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such date up to two times for an additional one month each time, until up to December 25, 2024, provided that the New Sponsor or its affiliate or designee would deposit into the Trust Account, as a loan, one business day following the public announcement by the Company disclosing that the Board has approved the monthly extension, with respect to each such additional extension, the lesser of (x) $50,000 and (y) $0.04 multiplied by the number of Public Shares then outstanding, up to a maximum aggregate contribution amount of $150,000 if all monthly extensions were exercised (the “Third Extension Contribution”). On each of September 25, 2024, October 25, 2024, and November 25, 2024, the Board approved a monthly extension of the Combination Period and the New Sponsor made a Third Extension Contribution of $50,000 each month, for an aggregate amount of $150,000, to extend the Combination Period through December 25, 2024. Accordingly, the current Termination Date is December 25, 2024.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (“Public Shareholders”) as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

Approval of the Extension Amendment Proposal is a condition to the implementation of the New Extension. If the Extension Amendment Proposal is approved and the New Extension is implemented, the New Sponsor or its affiliate or designee would deposit into the Trust Account as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000. For so long as the Business Combination Agreement has not been terminated in accordance with its terms and the Business Combination has not been consummated, our Board intends to extend the Extended Date for the next calendar month.

In connection with the First Extension, the Company entered into a convertible promissory note with the New Sponsor on June 22, 2023, whereby the New Sponsor will loan to us up to $1.5 million (the “Note”). The Company has drawn $650,000 under the Note, and may make additional drawdowns to fund the New Contributions if the Extension Amendment Proposal is approved and the New Extension is implemented. The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial business combination by the end of the Combination Period, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon the consummation of the Company’s initial business combination, the outstanding principal of the Note may be converted into warrants of the post-business combination entity, at a price of $1.50 per warrant, in lieu of repayment in cash, at the option of the New Sponsor.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension.

The Company’s securities are listed on The Nasdaq Capital Market (“Nasdaq”). Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, was June 22, 2024. On June 25, 2024, the Company received a notice from the staff of the Listing Qualifications Department of Nasdaq indicating that the Company was not in compliance with Nasdaq IM-5101-2 and that, unless the Company timely requested a hearing to appeal the delisting, the Company’s securities would be subject to suspension and delisting. The Company requested a hearing and the hearing was held on August 8, 2024. On August 14, 2024, the Nasdaq Hearings Panel notified the Company that it granted the Company’s request for continued listing on Nasdaq and an exception to Nasdaq IM-5101-2. Specifically, the Company was granted 180 days from the date of the delisting notice, or until December 23, 2024, to complete the Business Combination with RET, provided that the Company provides the Nasdaq Hearings Panel with certain progress updates relating to the status of the Business Combination with RET. Notwithstanding shareholder approval of the New Extension, if the Company does not complete the Business Combination with RET by December 23, 2024, its securities may be delisted from Nasdaq. In such event, the Company intends to have its securities quoted on the OTC Markets Group Inc. (the “OTC”). For more information see “Risk Factors — The Articles contravene Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

You are not being asked to vote on the Business Combination with RET at this time. If the New Extension is implemented and you do not elect to redeem your Public Shares in connection herewith, you will retain the right to vote on the Business Combination with RET when it is submitted to the Public Shareholders (provided that you are a shareholder on the record date for a meeting to consider the Business Combination with RET) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event the Business Combination with RET is approved and completed or in the event that the Company has not consummated with Business Combination with RET by the Extended Date or Additional Extended Date, as applicable.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they would (a) purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.36 per share, based on the amounts held in the Trust Account as of November 26, 2024); (b) represent in writing that such Public Shares will not be voted in favor of approving any of the foregoing proposals; and (c) waive in writing any redemption rights with respect to the Public Shares so purchased.

If the Proposals are approved and the Articles amendments are implemented, Public Shareholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote for or against the Proposals, or do not vote at all, and regardless of whether they hold their shares on the Record Date (as defined below) established for the Extraordinary General Meeting. If the New Extension is implemented, the remaining Public Shareholders will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of the Business Combination with RET, subject to any limitations set forth in our Articles, as amended. In addition, Public Shareholders who do not elect to redeem their shares would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination with RET by the Extended Date or Additional Extended Date, as applicable.

On November 26, 2024, the Record Date, the redemption price per Public Share was approximately $11.36 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $20.3 million as of November 26, 2024 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on November 26, 2024 was $11.20. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.16 more than if such shareholder sold the Public Shares in the open market. The Company cannot assure its Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its Public Shareholders to determine whether to keep their investments for an additional period of time if the Company does not complete the Business Combination with RET on or before the Termination Date.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal requires a special resolution under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), being the affirmative vote of at least two thirds (2/3) majority of the votes cast by such holders of the issued and outstanding Class A ordinary shares, par value $0.001 per share (“Class A Shares”) and Class B ordinary shares, par value $0.001 per share (“Class B Shares”, and together with the Class A Shares, the “Ordinary Shares”), voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Ordinary Shares voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

As of the date of this proxy statement, the Sponsor Affiliate and Previous Sponsor collectively hold approximately 68% of the Company’s outstanding Ordinary Shares. Accordingly, such persons will be able to approve each of the Proposals even if no other shares are voted in favor of such proposals.

Record holders of Ordinary Shares at the close of business on November 26, 2024 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were (i) 5,537,111 issued and outstanding Class A Shares, of which 1,787,112 were Public Shares, and (ii) 1 Class B Share issued and outstanding. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated December 13, 2024 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Coliseum Acquisition Corp.

/s/ Harry L. You
Harry L. You
Chairman of the Board
December 13, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

·	the Company’s ability to complete the Business Combination with RET, including approval by the shareholders of the Company;

·	the anticipated benefits of the Business Combination with RET;

·	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the Business Combination with RET, as a result of which they would then receive expense reimbursements or other benefits;

·	the volatility of the market price and liquidity of the Ordinary Shares and other securities of the Company;

·	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

·	our potential ability to obtain additional financing, if needed, to complete the Business Combination with RET;

·	our financial performance; and

·	our ability to maintain our listing on Nasdaq.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K, filed with the SEC on April 5, 2024, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

The Company is a blank check company formed under the laws of the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles provide for the return of the proceeds from the Company’s IPO held in the Trust Account to the Public Shareholders if there is no qualifying business combination(s) consummated on or before the Termination Date.

On June 25, 2021, the Company consummated the IPO of 15,000,000 Units. Following the closing of the IPO, an amount of $150,000,000 ($10.00 per Unit sold in the IPO) from the net proceeds of the sale of the Units in the IPO and the concurrent sale of the Company’s warrants in a private placement to the Previous Sponsor (the “Private Placement Warrants”) was placed in the Trust Account.

The Company’s prospectus for its initial public offering and its Articles initially provided that the Company had until June 25, 2023 to complete an initial business combination. On June 22, 2023, the Company’s shareholders approved the First Extension, which extended the date by which the Company had to consummate a business combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if the Previous Sponsor or its designee would deposit into the Trust Account, as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Public Share multiplied by the number of Public shares that were not redeemed in connection with the shareholder vote to approve the First Extension, for each month of the First Extension elected by the Board. The Company’s shareholders approved the First Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor and Mr. You acquired 70% of the shares and warrants of the Company held by the Previous Sponsor, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the First Extension. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, Board approved a monthly extension of the Combination Period and the New Sponsor made a First Extension Contribution of $100,000 to the Company for each such monthly extension.

On November 27, 2023, the Company held an extraordinary general meeting in lieu of annual general meeting. At the November Meeting, shareholders voted on and approved three proposals: (i) the Second Extension, which extended the date by which the Company had to consummate an initial business combination to June 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such period for an additional three months, until up to September 25, 2024, without requiring the New Sponsor to make any First Extension Contributions into the Trust Account, (ii) an amendment to the Articles to permit the Board, in its sole discretion, to elect to wind up the Company’s operations prior to the end of the Combination Period, as determined by the Board and included in a public announcement, and (iii) the re-election of Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified. The Company’s shareholders approved the Second Extension on November 27, 2023 and an aggregate of 3,001,840 Public Shares were validly tendered for redemption, leaving an aggregate of 2,876,361 Public Shares outstanding. On June 20, 2024, the Board elected to extend the Company’s liquidation date to September 25, 2024 pursuant to the Second Extension.

On September 20, 2024, the Company held another extraordinary general meeting, which was later adjourned to September 24, 2024. At the September Meeting, shareholders voted to amend the company’s Articles to extend the Combination Period to October 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such date up to two times for an additional one month each time, until up to December 25, 2024, provided that the New Sponsor or its affiliate or designee would deposit into the Trust Account, as a loan, one business day following the public announcement by the Company disclosing that the Board has approved the monthly extension, with respect to each such additional extension, the lesser of (x) $50,000 and (y) $0.04 multiplied by the number of Public Shares then outstanding, up to a maximum aggregate contribution amount of $150,000 if all monthly extensions were exercised. On each of September 25, 2024, October 25, 2024, and November 25, 2024, the Board approved a monthly extension of the Combination Period and the New Sponsor made a Third Extension Contribution of $50,000 each month, for an aggregate amount of $150,000, to extend the Combination Period through December 25, 2024. Accordingly, the current Termination Date is December 25, 2024.

As previously disclosed, on June 25, 2024, the Company entered into the Business Combination Agreement with RET, Holdco, and the other parties thereto. For more information about the Business Combination with RET, see our Current Reports on Form 8-K filed with the SEC on June 26, 2024 and August 23, 2024 and the Registration Statement on Form S-4 (file No. 333-283425) initially filed by Holdco and RET on November 25, 2024 and declared effective by the Securities and Exchange Commission on December 10, 2024, and the definitive proxy statement/prospectus filed by Holdco, RET, and the Company on December 10, 2024.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Termination Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination. Accordingly, our Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the New Extension.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

Approval of the Extension Amendment Proposal is a condition to the implementation of the New Extension. If the Extension Amendment Proposal is approved and the New Extension is implemented, the New Sponsor or its affiliate or designee would deposit into the Trust Account as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000. For so long as the Business Combination Agreement has not been terminated in accordance with its terms and the Business Combination with RET has not been consummated, our Board intends to extend the Extended Date for the next calendar month.

In connection with the First Extension, the Company entered into the Note with the New Sponsor on June 22, 2023, whereby the New Sponsor will loan to us up to $1.5 million. The Company has drawn $650,000 under the Note, and may make additional drawdowns to fund the New Contributions if the Extension Amendment Proposal is approved and the New Extension is implemented. The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial business combination by the end of the Combination Period, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon the consummation of the Company’s initial business combination, the outstanding principal of the Note may be converted into warrants of the post-business combination entity, at a price of $1.50 per warrant, in lieu of repayment in cash, at the option of the New Sponsor.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on December 23, 2024, at 9:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	The Company’s shareholders are being asked to consider and vote on the following proposals:

·	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex A to this proxy statement, to extend the date by which the Company must consummate a business combination from December 25, 2024, to December 31, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date up to two (2) times for an additional one (1) month each time, until up to February 28, 2025, only if the New Sponsor or its affiliate or designee would deposit into the Trust Account as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

·	Proposal No. 2 – The Dissolution Expenses Amendment Proposal – To approve, as a special resolution, the amendment to the Articles as provided by the resolution in the form set forth in Annex A to this proxy statement to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

·	Proposal No. 3 – The Trust Amendment Proposal – To approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Ordinary Shares, voting together as a single class, as provided in Annex B to this proxy statement, the amendment to the Trust Agreement by and between the Company and the Trustee to reflect the Dissolution Expenses Amendment; provided that such amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

·	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension.

Q.	Are the proposals conditioned on one another?

A.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal are cross-conditioned on the approval of each other. If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Proposals, the Company may move to adjourn the Extraordinary General Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Chairman determines that additional time is necessary to effectuate the New Extension. In those events, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal or the Trust Amendment Proposal. If the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal are approved at the Extraordinary General Meeting, the Adjournment Proposal will not be presented.

The Adjournment Proposal is not conditioned upon the approval of any other proposal.

Q.	Why is the Company proposing the Extension Amendment Proposal, and why does the Board recommend that I vote “FOR” the Extension Amendment Proposal?

A.	The Articles currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date, and permit the Company to remove up to $100,000 of interest income earned on the Trust Account to pay dissolution expenses.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

The Company believes that given the Company’s expenditure of time, effort and money searching for a business combination, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination with RET and that it is in the best interests of the Company’s shareholders that the Company obtain the New Extension.

You are not being asked to vote on the Business Combination with RET at the Extraordinary General Meeting. The vote by the Company’s shareholders on the Business Combination with RET will occur at an extraordinary general meeting of the Company’s shareholders, to be held on at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such separate meeting, and the related right of the Company’s shareholders to redeem in connection with the Business Combination with RET (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Company determines that additional time is needed to effectuate the New Extension, the Company may put the Adjournment Proposal to a vote. If the Adjournment Proposal is not approved by the Company’s shareholders, the Chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates.

The Board unanimously recommends that you vote “FOR” the Extension Amendment Proposal.

Q.	Why is the Company proposing the Dissolution Expenses Amendment Proposal, and why does the Board recommend that I vote “FOR” the Dissolution Expenses Amendment Proposal?

A.	The Articles provide that the Company may withdraw up to $100,000 of interest from the Trust Account for the purpose of paying dissolution expenses in connection with its liquidation and winding up following the Termination Date. The Dissolution Expenses Amendment will restrict the Company from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period. As a result, Public Shareholders would receive higher per-share distribution if the Company fails to consummate a business combination and liquidates.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. Accordingly, in order to obtain the New Extension ensuring that the Company is in the best position possible to consummate the Business Combination with RET, the Company must obtain shareholder approval of the Dissolution Expenses Amendment Proposal.

The Board unanimously recommends that you vote “FOR” the Dissolution Expenses Amendment Proposal.

Q.	Why is the Company proposing the Trust Amendment Proposal, and why does the Board recommend that I vote “FOR” the Trust Amendment Proposal?

A.	The Company is proposing to amend the Trust Agreement by entering into the form of amendment set forth in Annex B of this proxy statement. Such amendment would amend the Trust Agreement to reflect the Dissolution Expenses Amendment as contemplated by the Dissolution Expenses Amendment Proposal. For the Company to implement the Dissolution Expenses Amendment, the Trust Agreement must be amended accordingly.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. Accordingly, in order to obtain the New Extension ensuring that the Company is in the best position possible to consummate the Business Combination with RET, the Company must obtain shareholder approval of the Trust Amendment Proposal.

The Board unanimously recommends that you vote “FOR” the Trust Amendment Proposal.

Q.	Why is the Company proposing the Adjournment Proposal, and why does the Board recommend that I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by the Company’s shareholders, the Chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates if additional time is necessary to effectuate the New Extension.

If presented, the Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by issued and outstanding Ordinary Shares as, being entitled to do so, voting together as a single class, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Extension Amendment Proposal or the Dissolution Expenses Amendment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares voting together as a single class, entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Ordinary Shares voting together as a single class. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Trust Amendment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares voting together as a single class, entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Trust Amendment Proposal.

The Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares voting together as a single class, present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon. Accordingly, a shareholder’s failure to vote by proxy or to vote oneself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Adjournment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares voting together as a single class and entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor Affiliate and Previous Sponsor collectively hold approximately 68% of the Company’s outstanding Ordinary Shares. Accordingly, such persons will be able to approve each of the Proposals even if no other shares are voted in favor of such proposals.

Q.	How will the Sponsors vote?

A.	The New Sponsor and Harry L. You (the “Sponsor Affiliate”) have advised the Company that they intend to vote any Ordinary Shares over which they have voting control, in favor of each of the Proposals. We also expect the Previous Sponsor to vote any Ordinary Shares it owns in favor of the Proposals.

The Previous Sponsor, New Sponsor and Sponsor Affiliate are not entitled to redeem any Ordinary Shares in connection with the Extension Amendment Proposal. On the Record Date, such persons collectively beneficially owned and were entitled to vote an aggregate of 3,749,999 Class A Shares and 1 Class B Share, representing approximately 68% of the Company’s issued and outstanding Ordinary Shares. Accordingly, such persons will be able to approve each of the Proposals even if no other shares are voted in favor of such proposals.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal,  and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, Dissolution Expenses Amendment Proposal, Trust Amendment Proposal, or Adjournment Proposal.

If the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal are not each approved?

A.	Because the New Sponsor and Previous Sponsor together own more than the requisite number of Ordinary Shares required to approve each of the Proposals, and because we expect both such persons to vote in favor of the Proposals, we expect that the Proposals will be approved even if all holders of Public Shares vote against the proposal.

However, if the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

Q.	If the Proposals are approved, what happens next?

A.	If the Proposals are approved and the Company has not completed its initial business combination on or prior to the Termination Date, the Company will file the amendments to the Articles in substantially the form that appears in Annex A hereto with the Cayman Islands Registrar of Companies, and will enter into the amendment to the Trust Agreement substantially in the form that appears in Annex B hereto, and will continue to attempt to consummate the Business Combination with RET until the Extended Date or Additional Extended Date, as applicable. For so long as the Business Combination Agreement has not been terminated in accordance with its terms and the Business Combination with RET has not been consummated, our Board intends to extend the Extended Date for the next calendar month.

If the Proposals are approved and the Articles amendments are implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the New Sponsor and Sponsor Affiliate.

Notwithstanding shareholder approval of the New Extension, if the Company does not complete the Business Combination with RET by December 23, 2024, its securities may be delisted from Nasdaq. In such event, the Company intends to have its securities quoted on OTC. For more information see “Risk Factors — The Articles contravene Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

Q.	Am I still able to exercise my redemption rights in connection with a Business Combination?

A.	If you do not choose to exercise redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise redemption rights in connection with the Business Combination with RET. Further, you will retain the right to vote with respect to such Business Combination with RET if you are a holder of Public Shares as of the close of business on the record date established in connection with the shareholder approval of such Business Combination with RET. The Extraordinary General Meeting described in this proxy statement does not affect your right to elect to redeem your Public Shares in connection with the Business Combination with RET, subject to any limitations set forth in the Articles (including the requirement to submit any request for redemption in connection with the Business Combination with RET on or before the date that is two business days before the extraordinary general meeting of the Company’s shareholders to vote on the Business Combination with RET).

Q.	Do I need to request that my shares be redeemed regardless of whether I vote for or against the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal, and regardless of whether you hold Public Shares on the Record Date, you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” below.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

·	sending a later-dated, signed proxy card addressed to: Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144, so that it is received not less than 48 hours before the time for holding the Extraordinary General Meeting; or

·	attending and voting, in person, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to us, which must be received by us on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. The Company believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of the Company’s shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than a majority of the issued and outstanding shares in the Company entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

As of the date of this proxy statement, the Sponsor Affiliate and Previous Sponsor collectively hold approximately 68% of the Company’s outstanding Ordinary Shares. Accordingly, such persons hold enough shares to constitute a quorum.

Q.	How do I vote?

A.

If you were a holder of record of Ordinary Shares on November 26, 2024, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on December 20, 2024.

Voting in Person. To attend the Extraordinary General Meeting in person, you must reserve your attendance and provide the information described below. You may reserve your attendance by e-mailing a request to Sodali & Co (“Sodali”) at MITA.info@investor.sodali.com no later than December 19, 2024. Your request should include documentation demonstrating your status as a shareholder of record of the Company. Please be prepared to show your photo identification prior to entering the Extraordinary General Meeting. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity. If you are a holder of record of our Ordinary Shares as at the Record Date, you will be admitted to the meeting upon presenting a form of photo identification. If you own Ordinary Shares beneficially through a bank, broker or otherwise, you will be admitted to the Extraordinary General Meeting only upon presenting a form of photo identification, proof of share ownership as at the Record Date and a valid proxy signed by the record holder.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that the each of the foregoing proposals is in the best interests of the Company and its shareholders. The Board unanimously recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

Q.	What interests do the New Sponsor and the Company’s directors and officers have in the approval of the proposals presented in this proxy statement?

A.	The New Sponsor and the Company’s directors and officers have interests in the proposals presented in this proxy statement that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of Ordinary Shares and Private Placement Warrants. See the section entitled “Extraordinary General Meeting of Shareholders — Interests of the New Sponsor and the Company’s Officers and Directors” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the proposals presented in this proxy statement?

A.	No. There are no appraisal rights available to the Company’s shareholders in connection with the proposals presented in this proxy statement.

Q.	If I own a Public Warrant, can I exercise redemption rights with respect to my Public Warrants?

A.	No. The holders of warrants issued as part of the Units sold in the IPO (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You should read carefully and consider the information contained in this proxy statement, including the Annex, and to consider how the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	If the Proposals are approved and the Articles amendments are implemented, each Public Shareholder may seek to redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. If you do not exercise your redemption rights in connection with the Extension Amendment Proposal, then you will be able to redeem your Public Shares in connection with any shareholder vote to approve the Business Combination with RET.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Proposals are approved and the Articles amendments are implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m. New York Time, on December 19, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Proposals and regardless of whether they hold Public Shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. New York Time on December 19, 2024 (two business days before the scheduled vote at the Extraordinary General Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles amendments implementing the New Extension.

A physical share certificate will not be needed if your shares are delivered to the Company’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

The Company’s shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the Proposals at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Proposals are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to the Company’s shareholders for a shareholder meeting with respect to the Business Combination with RET, to be held on a later date.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	The Company will pay the cost of soliciting proxies for the Extraordinary General Meeting. The Company has engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Sodali a fee of $12,500. The Company will also reimburse Sodali for reasonable and customary out-of-pocket expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Coliseum Acquisition Corp.
1180 North Town Center Drive
Suite 100
Las Vegas, NV 89144

Attention: Harry L. You, Chairman

You may also contact the proxy solicitor for the Company at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: MITA.info@investor.sodali.com

To obtain timely delivery, the Company’s shareholders must request the materials no later than December 16, 2024, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on December 19, 2024 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of the Company’s shareholders to be held on December 23, 2024, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about December 13, 2024 to all shareholders of record of the Company as of November 26, 2024, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held on December 23, 2024, at 9:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, the Company’s shareholders will consider and vote on the following proposals:

·	Proposal No. 1 – Extension Amendment Proposal – To approve, as a special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex A to this proxy statement, to extend the date by which the Company must consummate a business combination from December 25, 2024, to December 31, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date up to two (2) times for an additional one (1) month each time, until up to February 28, 2025, only if the New Sponsor or its affiliate or designee would deposit into the Trust Account as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

·	Proposal No. 2 – The Dissolution Expenses Amendment Proposal – To approve, as a special resolution, the amendment to the Articles as provided by the resolution in the form set forth in Annex A to this proxy statement to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

·	Proposal No. 3 – The Trust Amendment Proposal – To approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, as provided in Annex B to the this proxy statement, the amendment to the Trust Agreement by and between the Company and the Trustee to reflect the Dissolution Expenses Amendment; provided that such amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

·	Proposal No. 4 – Adjournment Proposal – To approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on November 26, 2024, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share or that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

On the Record Date, there were (i) 5,537,111 issued and outstanding Class A Shares, of which 1,787,112 were Public Shares, and (ii) 1 Class B Share issued and outstanding.

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting together as a single class, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal or the Dissolution Expenses Amendment Proposal.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Ordinary Shares voting together as a single class. A shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the Trust Amendment Proposal. The presence, oneself or by proxy, at the Extraordinary General Meeting of the holders of issued and outstanding Ordinary Shares representing a majority of the voting power of all issued and outstanding Ordinary Shares voting together as a single class, entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the vote on the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. The failure to vote, abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal.

As of the date of this proxy statement, the Sponsor Affiliate and Previous Sponsor collectively hold approximately 68% of the Company’s outstanding Ordinary Shares. Accordingly, such persons will be able to approve each of the Proposals even if no other shares are voted in favor of such proposals.

Voting Your Shares – Shareholders of Record

If you are a shareholder of record, you may vote by mail or in person. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on December 20, 2024.

Voting in Person. To attend the Extraordinary General Meeting in person, you must reserve your attendance and provide the information described below. You may reserve your attendance by e-mailing a request to Sodali at MITA.info@investor.sodali.com no later than December 19, 2024. Your request should include documentation demonstrating your status as a shareholder of record of the Company. Please be prepared to show your photo identification prior to entering the Extraordinary General Meeting. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity. If you are a holder of record of our Ordinary Shares as at the Record Date, you will be admitted to the meeting upon presenting a form of photo identification. If you own Ordinary Shares beneficially through a bank, broker or otherwise, you will be admitted to the Extraordinary General Meeting only upon presenting a form of photo identification, proof of share ownership as at the Record Date and a valid proxy signed by the record holder.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

For more information on the process for voting in person, see the section entitled “Extraordinary General Meeting of Shareholders — Voting in Person” in this proxy statement.

You will receive a confirmation of your registration by email after the Company receives your registration materials.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held on December 23, 2024, at 9:00 a.m., New York Time, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

·	you may send another proxy card with a later date;

·	you may notify us in writing to Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144 before the Extraordinary General Meeting that you have revoked your proxy; or

·	you may attend the Extraordinary General Meeting, revoke your proxy, and vote oneself, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Sodali, the Company’s proxy solicitor, at: (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or may send email to MITA.info@investor.sodali.com.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. The Company has engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. The Company has agreed to pay Sodali a fee of $12,500. The Company will also reimburse Sodali for reasonable and customary out-of-pocket expenses. The Company and its directors, officers and employees may also solicit proxies on the internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Redemption Rights

In connection with the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal, and contingent upon the effectiveness of the Articles amendments described herein, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated June 22, 2021, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Proposals are approved and the Articles amendments are implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and you elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)	prior to 5:00 p.m. New York Time, on December 19, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public Shareholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against the Proposals and regardless of whether they hold Public Shares on the Record Date.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the Proposals at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

On November 26, 2024, the Record Date, the redemption price per Public Share was approximately $11.36 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $20.3 million as of November 26, 2024 (including interest not previously released to the Company to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on November 26, 2024 was $11.20. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a Public Shareholder receiving approximately $0.16 more than if such shareholder sold the Public Shares in the open market. The Company cannot assure its Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders. There will be no liquidating distributions with respect to the Company’s warrants.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Proposals does not affect the right of shareholders to elect to redeem their Public Shares in connection with the Business Combination with RET, which is a separate and additional redemption right available to the Company’s shareholders.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, or the Trust Amendment Proposal.

Interests of the New Sponsor and the Company’s Officers and Directors

In considering the recommendation of our Board to vote in favor of the proposals set forth in this proxy statement, shareholders should be aware that, aside from their interests as shareholders, the New Sponsor and the Company’s directors and officers have interests in such proposals that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

·	the fact that the Sponsor Affiliate has waived his right to redeem any Founder Shares in connection with the Proposals and waived his rights to liquidating distributions from the Trust Account if the Company fails to complete an initial business combination by the Termination Date;

·	the fact that the New Sponsor purchased 2,625,000 Founder Shares and 2,257,500 Private Placement Warrants for an aggregate of $1.00 plus the New Sponsor’s agreement to fund monthly First Extension Contributions to the Trust Account in connection with the First Extension, and such securities will have a significantly higher value at the time of the Business Combination with RET, estimated at approximately $29.6 million based on the closing price of $11.20 per Class A ordinary share and $0.11 per Public Warrant on Nasdaq on November 26, 2024;

·	the fact that, as a result of the low purchase price paid for the Founder Shares, if the Business Combination with RET is completed, the New Sponsor and Sponsor Affiliate are likely to be able to make a substantial profit on their investment in the Company even at a time when the common stock of the post-Business Combination entity has lost significant value. On the other hand, if the Company is unable to consummate the Business Combination with RET and liquidates, the New Sponsor and Sponsor Affiliate would lose their entire investment in the Company;

·	the fact that the Sponsor Affiliate was involved in initial efforts to organize RET through, among other things, the payment of approximately $204,000 of expenses on behalf of RET as of the date of this proxy statement, advancement of funds in an aggregate amount of $200,000 documented by a non-convertible promissory note from RET, negotiation of certain of RET’s intellectual property license agreements, a subscription to purchase 135 shares of RET’s Class A common stock and 16 shares of RET’s Class B common stock in the aggregate amount of $450,000 and options granted to purchase 1,000 shares of RET’s Class A common stock at an exercise price of $2,968.65, representing approximately 42% ownership of RET on a fully-diluted basis prior to the Business Combination with RET (assuming net exercise of outstanding RET options and conversion of all outstanding convertible securities);

·	the fact that, upon liquidation, the New Sponsor and Sponsor Affiliate will lose their entire investment in the Company, which totals approximately $2.6 million as of the date of this proxy statement, comprising the $1.00 purchase price for the Founder Shares and Private Placement Warrants, $500,000 of First Extension Contributions to the Trust Account in connection with the First Extension, $150,000 of Third Extension Contributions to the Trust Account in connection with the Third Extension, and approximately $1.5 million in advances as of the date of this proxy statement;

·	the fact that, if the Trust Account is liquidated, including in the event the Company is unable to complete the Business Combination with RET within the Combination Period, the New Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case, the net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

·	the fact that each of the Company’s directors, other than the Sponsor Affiliate, will receive $100,000 in cash as compensation for director services upon the earlier of the closing of the Business Combination or the Company’s liquidation. Although such directors are entitled to receive such compensation even if the Company does not consummate an initial business combination before the end of the Combination Period and liquidates, such persons will not have any claim against the Trust Account for such payments. Accordingly, in the event that the Company liquidates, the Company may be unable to pay such director fees;

·	the fact that the New Sponsor and its affiliates have made an aggregate of $650,000 of loans to the Company as of the date of this proxy statement, which may be converted into Private Placement Warrants or repaid in cash at the consummation of the Business Combination with RET. However, if the Company fails to obtain the New Extension and cannot consummate the Business Combination with RET within the Combination Period, such loans will not convert into warrants and will only be repaid to the extent of any cash outside of the Trust Account. The New Sponsor and its affiliates will not have any claim against the Trust Account for reimbursement of such loans;

·	the fact that the New Sponsor and its affiliates have made an aggregate of approximately $1.6 million of advances to the Company as of the date of this proxy statement, which will be repaid in cash at the consummation of the Business Combination with RET. The Company owes the New Sponsor $170,000 of accrued administrative services fees as of the date of this proxy statement. Additionally, the Company will pay the Sponsor Affiliate an aggregate of $500,000 as reimbursement of out-of-pocket expenses incurred by him related to identifying, investigating, negotiating and completing an initial business combination. However, if the Company fails to consummate the Business Combination with RET within the Combination Period, such persons will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these advances and expenses if the Business Combination with RET is not completed by such date; and

·	all rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Business Combination with RET. However, if the Business Combination with RET is not completed and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under these provisions.

Additionally, if the Proposals are approved and the Company consummates the Business Combination with RET, the New Sponsor and the Company’s directors and officers may have additional interests as described in a separate proxy statement/prospectus for such transaction.

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 5, 2024, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. For risks specific to the Business Combination with RET, see the Registration Statement on Form S-4 (File No. 333-283425) initially filed by Holdco and RET on November 25, 2024, and declared effective by the Securities and Exchange Commission on December 10, 2024, and the definitive proxy statement/prospectus filed by Holdco, RET, and the Company on December 10, 2024, and amendments and supplements thereto.

There are no assurances that the New Extension will enable us to complete the Business Combination with RET.

Approving the New Extension involves a number of risks. Even if the Proposals are approved and the New Extension is implemented, the Company can provide no assurances that the Business Combination with RET will be consummated prior to the Extended Date or Additional Extended Date, as applicable. Our ability to consummate the Business Combination with RET is dependent on a variety of factors, many of which are beyond our control. If the New Extension is approved and implemented, the Company expects to seek shareholder approval of the Business Combination with RET. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination with RET. Even if the New Extension is approved at the Extraordinary General Meeting, and even if the Business Combination with RET is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination with RET on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the New Extension and Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our Public Shareholders to exercise redemption rights if the Proposals are approved and the Articles amendments are implemented with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Proposals are approved and the Articles amendments are implemented. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Shares. As a result, you may be unable to sell your Class A Shares even if the per-share market price is higher than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares if the Proposals are approved and the Articles amendments are implemented.

The Company’s ability to complete the Business Combination with RET, a U.S. target company, may be impacted if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

Certain indirect holders of a minority interest in the Founder Shares are non-U.S. persons. We cannot predict at this time whether the Company would be considered a “foreign person” under the regulations administered by CFIUS due to such potential ties to non-U.S. persons. As such, the Business Combination with RET, which is a U.S. business, may be subject to CFIUS jurisdiction, the scope of which includes controlling investments (within the meaning of “control” under the CFIUS regulations) as well as certain non-passive, non-controlling investments in sensitive U.S. businesses meeting certain criteria. If the Company’s potential Business Combination with RET falls within CFIUS’s jurisdiction, the parties may determine that they are required to make a mandatory filing or that they will submit a voluntary filing to CFIUS, or to proceed with the Business Combination with RET without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination with RET. CFIUS may decide to delay the Business Combination with RET, impose conditions to mitigate national security concerns with respect to such Business Combination or recommend that the U.S. president block the Business Combination with RET or order the Company to divest all or a portion of a U.S. business of the post-Business Combination entity, which may limit the attractiveness of or prevent the Company from pursuing the Business Combination with RET that it believes would otherwise be beneficial to the Company and its shareholders.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete the Business Combination with RET. If the Extension Amendment Proposal is approved and the New Extension is implemented and the Company cannot complete the Business Combination with RET by the Extended Date or Additional Extended Date, if applicable, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the Business Combination with RET is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate.

Changes in laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete the Business Combination with RET.

We are and will be subject to laws and regulations, and interpretations and applications of such laws and regulations enacted by national, regional, state and local governments and, potentially, foreign jurisdictions. In particular, we will be required to comply with certain SEC and other legal requirements, the Business Combination with RET may be contingent on our ability to comply with certain laws, regulations, interpretations and applications and the post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on our business, including our ability to complete the Business Combination with RET, and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to complete the Business Combination with RET, and results of operations.

The SEC has recently issued final rules to regulate special purpose acquisition companies. Certain of the procedures that we may determine to undertake in connection with such rules may increase our costs and the time needed to complete the Business Combination with RET and may constrain the circumstances under which we could complete the Business Combination with RET.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), effective as of July 1, 2024, that formally adopted some of the SEC’s proposed rules for special purpose acquisition companies (“SPACs”) that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements business combination transactions between SPACs such as us and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to complete, and the costs associated with, the Business Combination with RET, and results of operations.

Certain of the procedures that we may determine to undertake in connection with the 2024 SPAC Rules, or pursuant to the SEC’s views expressed in the 2024 SPAC Rules, may increase the costs and time of completing the proposed Business Combination with RET, and may make it more difficult to complete such Business Combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete the Business Combination with RET and instead liquidate the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

·	restrictions on the nature of our investments; and

·	restrictions on the issuance of securities, each of which may make it difficult for us to complete the Business Combination with RET.

In addition, we may have imposed upon us burdensome requirements, including:

·	registration as an investment company with the SEC;

·	adoption of a specific form of corporate structure; and

·	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are not subject to.

We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete the Business Combination with RET and instead liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on June 27, 2023 we instructed the Trustee to liquidate the securities held in the Trust Account and instead hold the funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we will receive minimal interest, on the funds held in the Trust Account, which will reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. The SEC recently provided guidance that the determination of whether a special purpose acquisition company, like us, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities. When applying these factors to us we do not believe that our principal activities will subject us to the Investment Company Act. To this end, we were formed for the purpose of completing an initial business combination with one or more businesses. Since our inception, our business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or to be a passive investor.

The funds in the Trust Account may only be (i) held uninvested, (ii) held in an interest-bearing bank demand deposit account, or (iii) held in only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of the initial business combination; (ii) the redemption of any Public Shares properly tendered in connection with a shareholder vote to amend the Articles to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete the initial business combination before the end of the Combination Period; and (iii) absent an initial business combination before the end of the Combination Period, or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

To further mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, on June 27, 2023, we instructed the Trustee to liquidate the securities held in the Trust Account and instead hold the funds in the Trust Account in an interest-bearing bank deposit account until the earlier of the consummation of the initial business combination or our winding up. Following such movement of funds, we will receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing bank deposit account will reduce the dollar amount our Public Shareholders would receive upon any redemption upon completion of the Business Combination with RET or our earlier liquidation.

If we were deemed to be subject to the Investment Company Act, we would need to register as an investment company under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination with RET. We also may be forced to abandon our efforts to complete the Business Combination with RET and instead be required to liquidate the Trust Account. If we are unable to complete the Business Combination with RET, our Public Shareholders would not be able to realize the benefits of owning shares in the post-Business Combination entity, including the potential appreciation in the value of our securities following the Business Combination with RET, and may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to Public Shareholders.

The 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022, which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On December 27, 2022, the Treasury issued a notice that provides interim operating rules for the Excise Tax, including rules governing the calculation and reporting of the Excise Tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the Excise Tax are published. On April 12, 2024, the Treasury published proposed regulations clarifying many aspects of the Excise Tax, including that where a non-U.S. corporation transfers its assets or is treated as transferring its assets to a U.S. corporation in a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, the corporation is not treated as a U.S. corporation until the day after the reorganization. Furthermore, as reflected in the notice discussed above, the Treasury and the U.S. Internal Revenue Service are of the view that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made generally are not subject to the Excise Tax.

We are currently not a covered corporation for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of the Business Combination with RET (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of the Business Combination with RET, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with the Business Combination with RET or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock, and (v) the content of forthcoming final and additional proposed regulations and other guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our Public Shareholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete the Business Combination with RET and may affect our ability to complete any business combination or fund future operations.

The Articles contravene Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

Nasdaq rule IM-5101-2 requires that a SPAC complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the Company’s case, was June 22, 2024. Pursuant to the Company’s Articles, the Company has extended the Combination Period to December 25, 2024. As a result, the Articles do not comply with Nasdaq rule IM-5101-2.

On June 25, 2024, the Company received a notice from the Listing Qualifications Department of the Nasdaq Stock Market stating that, due to the Company’s non-compliance with Nasdaq Rule IM-5101-2, its securities would be subject to suspension and delisting at the opening of business on July 5, 2024, unless the Company timely requested a hearing before the Nasdaq Hearings Panel. The Company submitted a hearing request and the hearing was held on August 8, 2024. On August 14, 2024, the Nasdaq Hearings Panel notified the Company that it granted the Company’s request for continued listing on Nasdaq and an exception to Nasdaq IM-5101-2. Specifically, the Company was granted 180 days from the date of the delisting notice, or until December 23, 2024, to complete its Business Combination with RET, provided that the Company provides the Nasdaq Hearings Panel with certain progress updates relating to the status of the Business Combination with RET.

While the Company is working toward satisfaction of the conditions to completion of the Business Combination with RET, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Termination Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination, and therefore has decided to seek the New Extension. Notwithstanding shareholder approval of the New Extension, if the Company has not completed the Business Combination with RET before December 23, 2024, Nasdaq may delist the Company’s securities from trading on its exchange.

If Nasdaq delists the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, the Company intends to have its securities quoted on OTC, and the Company would continue to file the same types of periodic reports and other information it currently files with the SEC. However, the Company and its shareholders could face significant material adverse consequences, including.

·	inability to meet a condition to closing the Business Combination with RET, as there can be no assurance that RET would waive the Nasdaq listing condition to closing set forth in the Business Combination Agreement;

·	a determination that the Class A ordinary shares are a “penny stock,” which will require brokers trading in the Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities, and being a “penny stock” issuer may prevent the Company from consummating the Business Combination with RET pursuant to the Articles;

·	a limited availability of market quotations for the Company’s securities;

·	reduced liquidity for the Company’s securities;

·	a limited amount of news and analyst coverage; and

·	a decreased ability to issue additional securities or obtain additional financing in the future.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by special resolution, its Articles to extend the date by which the Company must consummate a business combination. The text of the proposed special resolution is set forth as the resolution in Annex A to this proxy statement.

As previously disclosed, on June 25, 2024, the Company entered into the Business Combination Agreement with RET, Holdco, and the other parties thereto. For more information about the Business Combination with RET, see our Current Reports on Form 8-K filed with the SEC on June 26, 2024 and August 23, 2024 and the Registration Statement on Form S-4 (file No. 333-283425) initially filed by Holdco and RET on November 25, 2024 and declared effective by the Securities and Exchange Commission on December 10, 2024, and the definitive proxy statement/prospectus filed by Holdco, RET, and the Company on December 10, 2024.

While the parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the SEC related to the transaction, our Board has determined that there may not be sufficient time before the Termination Date to hold an extraordinary general meeting to obtain shareholder approval of, and to consummate, the Business Combination. Accordingly, our Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the New Extension.

The Company’s prospectus for its IPO and its Articles initially provided that the Company had until June 25, 2023 to complete an initial business combination. On June 22, 2023, the Company’s shareholders approved the First Extension, whereby the Articles were amended to extend the date by which the Company had to consummate a business combination up to twelve (12) times for an additional one (1) month each time from June 25, 2023 up to June 25, 2024, only if the Previous Sponsor or its designee would deposit into the Trust Account as a loan, an amount equal to the lesser of (x) $100,000 or (y) $0.04 per Public Share multiplied by the number of Public Shares that were not redeemed in connection with the shareholder vote to approve the First Extension, for each month of the First Extension elected by the Board. The Company’s shareholders approved the First Extension on June 22, 2023 and an aggregate of 9,121,799 Public Shares were validly tendered for redemption, leaving an aggregate of 5,878,201 Public Shares outstanding. In connection with the agreement among the Previous Sponsor and the New Sponsor by which the New Sponsor and Mr. You acquired 70% of the shares and warrants of the Company held by the Previous Sponsor, the Previous Sponsor designated the New Sponsor to make monthly deposits of $100,000 into the Trust Account for each month of the First Extension. On each of June 23, 2023, July 25, 2023, August 24, 2023, September 25, 2023 and October 25, 2023, Board approved a monthly extension of the Combination Period and the New Sponsor made a First Extension Contribution of $100,000 to the Company for each such monthly extension.

On November 27, 2023, the Company held an extraordinary general meeting in lieu of annual general meeting. At the November Meeting, shareholders voted on and approved three proposals: (i) the Second Extension, which extended the date by which the Company had to consummate an initial business combination to June 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such period for an additional three months, until up to September 25, 2024, without requiring the New Sponsor to make any First Extension Contributions into the Trust Account, (ii) an amendment to the Articles to permit the Board, in its sole discretion, to elect to wind up the Company’s operations prior to the end of the Combination Period, as determined by the Board and included in a public announcement, and (iii) the re-election of Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified. The Company’s shareholders approved the Second Extension on November 27, 2023 and an aggregate of 3,001,840 Public Shares were validly tendered for redemption, leaving an aggregate of 2,876,361 Public Shares outstanding. On June 20, 2024, the Board elected to extend the Company’s liquidation date to September 25, 2024 pursuant to the Second Extension.

On September 20, 2024, the Company held another extraordinary general meeting, which was later adjourned to September 24, 2024. At the September Meeting, shareholders voted to amend the Company’s Articles to extend the Combination Period to October 25, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such date up to two times for an additional one month each time, until up to December 25, 2024, provided that the New Sponsor or its affiliate or designee would deposit into the Trust Account, as a loan, one business day following the public announcement by the Company disclosing that the Board has approved the monthly extension, with respect to each such additional extension, the lesser of (x) $50,000 and (y) $0.04 multiplied by the number of Public Shares then outstanding, up to a maximum aggregate contribution amount of $150,000 if all monthly extensions were exercised. On each of September 25, 2024, October 25, 2024, and November 25, 2024, the Board approved a monthly extension of the Combination Period and the New Sponsor made a Third Extension Contribution of $50,000 each month, for an aggregate amount of $150,000, to extend the Combination Period through December 25, 2024. Accordingly, the current Termination Date is December 25, 2024.

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would be forced to (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants.

Reasons for the Extension Amendment Proposal

The Board has determined that there may not be sufficient time before December 25, 2024 (the current Termination Date) to consummate the Business Combination with RET.

Accordingly, the Company has determined to seek shareholder approval to extend the time for completing the Business Combination with RET from December 25, 2024 to December 31, 2024, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date up to two (2) times for an additional one (1) month each time, until up to February 28, 2025, only if the New Sponsor or its affiliate or designee would deposit into the Trust Account as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000. For so long as the Business Combination Agreement has not been terminated in accordance with its terms and the Business Combination with RET has not been consummated, our Board intends to extend the Extended Date for the next calendar month.

The Company believes that it is in the best interests of the Company’s shareholders that the Company obtain the New Extension in order to complete the Business Combination with RET.

If the Extension Amendment Proposal is Not Approved

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The New Sponsor, Sponsor Affiliate, and Previous Sponsor each waived their redemption rights with respect to the Ordinary Shares that they own. There will be no distribution from the Trust Account with respect to the Company’s warrants in the event the Company liquidates and dissolves the Trust Account.

If the Extension Amendment Proposal is Approved

If each of the Proposals is approved and the Company has not completed its initial business combination on or prior to the Termination Date, the Company intends to file the amendment to the Articles in the form of Annex A hereto with the Cayman Islands Registrar of Companies to extend the time it has to complete the Business Combination with RET until the Extended Date or Additional Extended Date, as applicable. The Company will then continue to attempt to consummate the Business Combination with RET until the Extended Date or Additional Extended Date, as applicable. For so long as the Business Combination Agreement has not been terminated in accordance with its terms and the Business Combination has not been consummated, our Board intends to extend the Extended Date for the next calendar month. The Company will remain a reporting company under the Exchange Act however, its Units, Public Shares and Public Warrants may be delisted if the Business Combination with RET is not completed by December 23, 2024. In such event, the Company intends to have its securities quoted on OTC. See “Risk Factors — The Articles contravene Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

Approval of the Extension Amendment Proposal is a condition to the implementation of the New Extension. If the Extension Amendment Proposal is approved and the New Extension is implemented, the New Sponsor or its affiliate or designee would deposit into the Trust Account as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000. For so long as the Business Combination Agreement has not been terminated in accordance with its terms and the Business Combination with RET has not been consummated, our Board intends to extend the Extended Date for the next calendar month.

In connection with the First Extension, the Company entered into a convertible promissory note with the New Sponsor on June 22, 2023, whereby the New Sponsor will loan to us up to $1.5 million. The Company has drawn $650,000 under the Note, and may make additional drawdowns to fund the New Contributions if the Extension Amendment Proposal is approved and the New Extension is implemented. The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial business combination by the end of the Combination Period, the Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon the consummation of the Company’s initial business combination, the outstanding principal of the Note may be converted into warrants of the post-business combination entity, at a price of $1.50 per warrant, in lieu of repayment in cash, at the option of the New Sponsor.

You are not being asked to vote on the Business Combination with RET at the Extraordinary General Meeting. The vote by the Company’s shareholders on the Business Combination with RET will occur at a separate meeting, to be held at a later date, and the solicitation of proxies from the Company’s shareholders in connection with such Business Combination, and the related right of the Company’s shareholders to redeem in connection with the Business Combination with RET (which is a separate right to redeem in addition to the right to redeem in connection with the Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Proposals are approved and the Articles amendments are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

The Company is listed on Nasdaq. Nasdaq rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, was June 22, 2024. On June 25, 2024, the Company received a notice from the staff of the Listing Qualifications Department of Nasdaq indicating that the Company was not in compliance with Nasdaq IM-5101-2 and that, unless the Company timely requested a hearing to appeal the delisting, the Company’s securities would be subject to suspension and delisting. The Company requested a hearing and the hearing was held on August 8, 2024. On August 14, 2024, the Nasdaq Hearings Panel notified the Company that it granted the Company’s request for continued listing on Nasdaq and an exception to Nasdaq IM-5101-2. Specifically, the Company was granted 180 days from the date of the delisting notice, or until December 23, 2024, to complete the Business Combination with RET, provided that the Company provides the Nasdaq Hearings Panel with certain progress updates relating to the status of the Business Combination with RET. Notwithstanding shareholder approval of the New Extension, if the Company does not complete the Business Combination with RET by December 23, 2024, its securities may be delisted from Nasdaq. In such event, the Company intends to have its securities quoted on OTC. For more information see “Risk Factors — The Articles contravene Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

Potential Transactions in Public Shares

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its affiliates may (i) purchase Public Shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. In the event that we or any of our affiliates purchase Public Shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.36 per share, based on the amounts held in the Trust Account as of November 26, 2024); (b) would represent in writing that such Public Shares will not be voted in favor of any of the foregoing proposals; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Redemption Rights

In connection with the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles amendments described herein, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for more information.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved and implemented. This section applies only to Holders that hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares and Public Warrant components of the unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the units). Accordingly, the separation of units into the Public Shares and Public Warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the New Sponsor or its affiliates, officers or directors of the Company, or to any person of holding Class B ordinary shares (or Class A ordinary shares issued upon conversion of such Class B ordinary shares) or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

·	banks, financial institutions or financial services entities;

·	broker-dealers;

·	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

·	tax-exempt entities;

·	governments or agencies or instrumentalities thereof;

·	insurance companies;

·	regulated investment companies or real estate investment trusts;

·	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares through such a partnership or pass-through entity;

·	U.S. expatriates or former long-term residents of the United States;

·	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

·	persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

·	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

·	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their Public Shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A Holder who does not elect to redeem its Public Shares will continue to own its Public Shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

·	an individual who is a citizen or resident of the United States;

·	a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

·	an estate whose income is subject to U.S. federal income tax regardless of its source; or

·	a trust if (1) a U.S. Court can exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of the Company outstanding before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company actually owned by the U.S. Holder, but also shares of the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants by the U.S. Holder.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares ). Prior to the Company’s Business Combination with RET, the Public Shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section “Tax Effects of Exercising Redemption Rights — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company, or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of Public Shares, and such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “Tax Effects of Exercising Redemption Rights — Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section “Tax Effects of Exercising Redemption Rights — Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “Startup Year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the Startup Year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Because the Company is a blank check company with no current active business, and based upon the composition of its income (i.e., interest) and assets (i.e., cash), and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held Public Shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its Public Shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such Public Shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such Public Shares, any gain recognized by the U.S. Holder on the sale or other disposition of such Public Shares (which may include gain realized by reason of transfers of Public Shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the Public Shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules (the “Excess Distribution Regime”):

·	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s Public Shares;

·	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

·	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

·	an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Market Election

As noted above, the impact of the PFIC rules on a U.S. Holder of Public Shares will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of Public Shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s Public Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the Excess Distribution Regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Public Shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Public Shares.

U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its Public Shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its Public Shares generally would not be subject to the Excess Distribution Regime discussed above in connection with the redemption of Public Shares, and instead any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of Public Shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its Public Shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of Public Shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq. No assurance can be given that the Public Shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the Excess Distribution Regime discussed above with respect to their Public Shares in connection with the redemption of their Public Shares. Instead, any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of Public Shares treated as a sale of Public Shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of Public Shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over its adjusted tax basis in its Public Shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its Public Shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the Public Shares in which the Company is a PFIC, then the Excess Distribution Regime discussed above under the section entitled “Passive Foreign Investment Company Rules — Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of Public Shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM Elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Public Shares should consult their own tax advisors concerning the application of the PFIC rules to the Public Shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

·	a non-resident alien individual;

·	a foreign corporation; or

·	an estate or trust that is not a U.S. Holder

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of Public Shares or as a corporate distribution on the Public Shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such Public Shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid certain information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal non-income, state or local or non-U.S. tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Extension Amendment Proposal is set forth as the resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extraordinary General Meeting of Shareholders — Interests of the New Sponsor and the Company’s Officers and Directors” for a further discussion.

PROPOSAL NO. 2 – THE DISSOLUTION EXPENSES AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by special resolution, its Articles to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period. The text of the proposed special resolution is set forth as the resolution in Annex A to this proxy statement.

The Dissolution Expenses Amendment will restrict the Company from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period. As a result, Public Shareholders would receive higher per-share distribution if the Company fails to consummate a business combination and liquidates.

If the Dissolution Expenses Amendment Proposal is Not Approved

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The New Sponsor, Sponsor Affiliate, and Previous Sponsor each waived their redemption rights with respect to the Ordinary Shares that they own. There will be no distribution from the Trust Account with respect to the Company’s warrants in the event the Company liquidates and dissolves the Trust Account.

If the Dissolution Expenses Amendment Proposal is Approved

If each of the Proposals are approved and the Company has not completed its initial business combination on or prior to the Termination Date, the Company intends to file the amendment to the Articles in the form of Annex A hereto with the Cayman Islands Registrar of Companies to effectuate the Dissolution Expenses Amendment. Accordingly, the Company would then be restricted from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period. As a result, Public Shareholders would receive higher per-share distribution if the Company fails to consummate a business combination and liquidates.

Approval of the Dissolution Expenses Amendment Proposal is a condition to the implementation of the Dissolution Expenses Amendment.

Redemption Rights

In connection with the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles amendments described herein, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for more information.

Vote Required for Approval

The approval of the Dissolution Expenses Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two thirds (2/3) majority of the votes cast by the holders of issued and outstanding Ordinary Shares, as, being entitled to do so, voting together as a single class, vote in person or by proxy at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Dissolution Expenses Amendment Proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Dissolution Expenses Amendment Proposal is set forth as the resolution in Annex A to this proxy statement.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE DISSOLUTION EXPENSES AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extraordinary General Meeting of Shareholders — Interests of the New Sponsor and the Company’s Officers and Directors” for a further discussion.

PROPOSAL NO. 3 – THE TRUST AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Trust Agreement, by entering into the form of amendment set forth in Annex B of this proxy statement. Such amendment would amend the Trust Agreement to reflect the Dissolution Expenses Amendment as contemplated by the Dissolution Expenses Amendment Proposal. For the Company to implement the Dissolution Expenses Amendment, the Trust Agreement must be amended accordingly.

If the Trust Amendment Proposal is Not Approved

Each of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other Proposal. If the Proposals are not approved and implemented, the Company may be unable to consummate the Business Combination with RET by the Termination Date, in accordance with the Articles. Accordingly, the Company would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay the Company’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish the rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) above to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The New Sponsor, Sponsor Affiliate, and Previous Sponsor each waived their redemption rights with respect to the Ordinary Shares that they own. There will be no distribution from the Trust Account with respect to the Company’s warrants in the event the Company liquidates and dissolves the Trust Account.

If the Trust Amendment Proposal is Approved

If each of the Proposals are approved and the Company has not completed its initial business combination on or prior to the Termination Date, the Company intends to enter into the amendment to the Trust Agreement in the form of Annex B to this proxy statement to implement the Dissolution Expenses Amendment. Accordingly, the Company would then be restricted from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the Combination Period. As a result, Public Shareholders would receive higher per-share distribution if the Company fails to consummate a business combination and liquidates.

Approval of the Trust Amendment Proposal is a condition to amending the Trust Agreement to implement the Dissolution Expenses Amendment.

Redemption Rights

In connection with the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, and the Trust Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles amendments described herein, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for more information.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Ordinary Shares, voting together as a single class. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Amendment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extraordinary General Meeting of Shareholders — Interests of the New Sponsor and the Company’s Officers and Directors” for a further discussion.

PROPOSAL NO. 4 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Chairman to adjourn the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Chairman may not be able to adjourn the Extraordinary General Meeting to a later date or dates if additional time is necessary to effectuate the New Extension.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, which is the affirmative vote of a simple majority of the votes cast by the holders of Ordinary Shares, present in person or represented by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Failure to vote by proxy or to vote oneself at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates, or indefinitely, if necessary or convenient, if we determine that additional time is necessary to effectuate the New Extension be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT COLISEUM SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extraordinary General Meeting of Shareholders — Interests of the New Sponsor and the Company’s Officers and Directors” for a further discussion.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s Ordinary Shares as of November 26, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

·	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Ordinary Shares;

·	each of the Company’s executive officers and directors that beneficially owns Ordinary Shares; and

·	all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

The beneficial ownership of the Company’s Ordinary Shares is based on 5,537,112 Ordinary Shares issued and outstanding as of November 26, 2024, which includes 5,537,111 Class A ordinary shares and 1 Class B ordinary share. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Ordinary Shares underlying outstanding warrants of the Company because these securities are not exercisable within 60 days of the Record Date.

	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Directors and Executive Officers
Harry L. You(3)	2,624,999	47.7%	1	100%	47.7%
Oanh Truong	—	—	—	—	—
Walter Skowronski	—	—	—	—	—
Roland Rapp	—	—	—	—	—
Kenneth Rivers	—	—	—	—	—
All directors and executive officers as a group (5 individuals)	2,624,999	47.7%	1	100%	47.7%
5% Shareholders
Coliseum Acquisition Sponsor LLC (4)	1,125,000	20.3%	—	—	20.3%
Meteora Capital, LLC(5)	547,574	9.9%	—	—	9.9%
Karpus Investment Management (6)	360,710	6.5%	—	—	6.5%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144.
(2)	Class B Shares are convertible into Class A Shares on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein. Class B Shares otherwise have the same rights as Class A Shares, except that prior to our initial business combination, only Class B Shares have the right to vote in the election of directors.
(3)	The Ordinary Shares reported herein (i) reflects 2,624,999 Class A ordinary shares and 1 Class B ordinary share held by Harry L. You and (ii) excludes 2,257,500 Class A ordinary shares issuable upon the cash exercise of 2,257,500 Private Placement Warrants, which are beneficially owned by Mr. You but are not exercisable within 60 days of the Record Date.
(4)	Coliseum Acquisition Sponsor LLC is the record holder of the Class A Shares reported herein. Each of Jason Stein and Daniel Haimovic may be deemed to beneficially own shares held by the Previous Sponsor by virtue of his control over the Previous Sponsor. Other than Jason Stein and Daniel Haimovic, no member of the Previous Sponsor exercises voting or dispositive control over any of the shares held by the Previous Sponsor. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Excludes 967,500 Class A Shares issuable upon the exercise of 967,500 of the Company’s warrants, which are beneficially owned by the Previous Sponsor but are not exercisable within 60 days of the Record Date.
(5)	Share ownership is according to a Schedule 13G/A filed by Meteora Capital, LLC (“Meteora Capital”) and Vik Mittal with the SEC on November 14, 2024. Interests shown are held by certain funds and managed accounts to which Meteora Capital serves as investment manager (the “Meteora Funds”). Mr. Mittal serves as the managing member of Meteora capital with respect to the Ordinary Shares held by the Meteora Funds. The principal business office address of each of Meteora Capital and Mr. Mittal is 1200 N Federal Hwy, #200, Boca Raton, FL 33432.
(6)	Share ownership is according to a Schedule 13G filed by Karpus Management, Inc., d/b/a Karpus Investment Management (“Karpus”), with the SEC on November 13, 2024. Such shares are owned directly by the accounts managed by Karpus. Karpus is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The principal business address of Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

SHAREHOLDER PROPOSALS

If the Proposals are approved and the New Extension is implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving the Business Combination with RET and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post-Business Combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of the Business Combination with RET. You should direct any proposals to us at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Articles you must give timely notice of the nomination or the matter, in writing, to us. To be timely, the notice has to be given between 90 and 120 days before the annual general meeting date.

If the Proposals are not approved and implemented, and the Company does not consummate the Business Combination with RET by December 25, 2024, then the Company will cease all operations except for the purpose of winding up and there will be no further annual or extraordinary general meetings.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

·	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Coliseum Acquisition Corp.

1180 North Town Center Drive

Suite 1100

Las Vegas, NV 89144

Attention: Harry L. You, Chairman

·	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and e-mail address:

Coliseum Acquisition Corp.
1180 North Town Center Drive
Suite 1100
Las Vegas, NV 89144

Attention: Harry L. You, Chairman

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: MITA.info@investor.sodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by December 16, 2024, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

OF

COLISEUM ACQUISITION CORP.

The Extension Amendment Proposal

RESOLVED, as a special resolution, THAT:

The text of Article 36.2 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be deleted in its entirety and replaced by the following:

(a) The Company has until December 25, 2024 to consummate a Business Combination; provided, however, that the Company has the right, by resolution of the Board of Directors, to extend the time it has to consummate a Business Combination (the “Combination Period”) from December 25, 2024 to December 31, 2024, and to further extend such date up to two times, for an additional one month each time, until up to February 28, 2025 (the “Termination Date”), only if the New Sponsor or its affiliate or designee would deposit into the Trust Account, as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500 and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000. The Board has the sole discretion whether to extend the Combination Period. In the event that the Company has not consummated a Business Combination on or before the Termination Date and determines not to extend the Combination Period, or the if the Company does extend the Combination Period to the maximum possible Termination Date and the Company does not consummate a Business Combination before such Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an “Automatic Redemption Event”) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but not more than ten (10) Business Days after the Termination Date, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of the remaining Members and directors, liquidate and dissolve the Company, subject to the Company's obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.;

provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

The Dissolution Expenses Amendment Proposal

“RESOLVED, as a special resolution, THAT:

The text of the following definitions in Article 1.1 of the Articles be deleted in its entirety and replaced by the following:

“Per-Share Redemption Price means:

(a)       with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned on the funds in the Trust Account divided by the number of then issued and outstanding Public Shares;”

“Trust Account means the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations.”

The text of Article 36.10 of the Articles be deleted in its entirety and replaced by the following:

“Immediately after the Company’s IPO, that amount of the proceeds received by the Company in or in connection with the IPO (including proceeds of any exercise of the underwriter's over-allotment option and any proceeds from the simultaneous private placement of like units comprising like securities to those included in the IPO by the Company) as is described in the Company’s registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective as shall be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Article 36. Neither the Company nor any Officer, director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Article 36, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations.”;

provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

A-1

ANNEX B

PROPOSED AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of December [●], 2024, by and between Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement (as defined below).

WHEREAS, on June 25, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one Class A ordinary share of the Company, par value $0.001 per share (each, an “Ordinary Share”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $150,000,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of June 22, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, on June 21, 2023, the Original Agreement was amended by Amendment No. 1 to the Investment Management Trust Agreement to permit the Trustee to hold funds uninvested and hold funds in an interest-bearing bank demand deposit account in addition to investing and reinvesting the Property as permitted by the Original Agreement (the Original Agreement, as so amended, the “Trust Agreement”);

WHEREAS, pursuant to Section 6(c) of the Trust Agreement, that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of holders of sixty-five percent (65%) of the then outstanding Ordinary Shares and Class B ordinary shares, par vale $0.001 per share, of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the shareholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendment. Section 1(i) of the Trust Agreement is hereby amended and restated as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B (“Termination Letter”) signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, General Counsel, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon the date which is twenty-four (24) months after the closing of the Offering, or such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable), shall be distributed to the Public Shareholders of record as of such date;”

B-1

2.            Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.            Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

4.            Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

COLISEUM ACQUISITION CORP.

By:
	Name:	Oanh Truong
	Title:	Interim Chief Executive Officer and Chief Financial Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

B-2

2024

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet - QUICK *** EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

COLISEUM ACQUISITION CORP.

Your Internet vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 22, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

A FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED A

PROXY CARD

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 BELOW. COLISEUM'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

Please mark your votes like this X

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

IMPORTANT: PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

FOR ☐ AGAINST ☐ ABSTAIN ☐

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OF SHAREHOLDERS AND ALL CONTINUATIONS OR ADJOURNMENTS THEREOF.

To change the address on your account, please check the box and indicate your new address in the address space provided below: ☐

____

____

CONTROL NUMBER

Signature ________________ **Signature, if held jointly** ________________ **Date** ________, **2024**

Note: Please sign exactly as your name or names appear on this proxy. When ordinary shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

2024

The Notice of Extraordinary General Meeting of Shareholders and the accompanying proxy statement/prospectus are available at: https://www.cstproxy.com/coliseumacq/ext2024

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

COLISEUM ACQUISITION CORP.

The undersigned hereby appoints Harry L. You and Roland Rapp as the proxies (the "Proxies"), with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all ordinary shares of Coliseum Acquisition Corp. ("Coliseum") held of record by the undersigned on November 26, 2024, at the Extraordinary General Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on December 23, 2024, at the offices of White & Case LLP, our legal counsel, at 1221 Avenue of the Americas, New York, NY 10020. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on such proposals.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for the Extraordinary General Meeting of Shareholders.

THE ORDINARY SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS PRESENTED TO THE SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)